CORPORATE
HIGH YIELD
FUND, INC.








FUND LOGO








Annual Report

May 31, 1997





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
COY








This report, including the financial information herein,is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



CORPORATE HIGH YIELD FUND, INC.

The Benefits and
Risks of
Leveraging


Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Quality Ratings


The quality ratings of securities in the Fund as of May 31, 1997 were as follows:

                                       Percent of
Rating                                 Net Assets

B                                             50%
BB                                            32
BBB                                            2
C                                              7
NR(Not Rated)                                 15



DEAR SHAREHOLDER



High-Yield Market Overview
The high-yield market performed well during the six-month period ended May 31, 1997, despite a weak period in March that was precipitated by a Federal Reserve Board (FRB) interest rate hike. The unmanaged Credit Suisse First Boston High Yield Index returned +6.47% for the six months ended May 31, 1997, compared to a -0.14% return for ten-year Treasury notes. High-yield returns were supported by both strong technicals and healthy fundamentals. On the technical side, cash flows into high-yield mutual funds totaled over $8.5 billion year-to-date May 31, 1997. Additional funds entered the high-yield market in the form of high-yield collateralized bond obligations, high-grade corporate funds seeking to enhance yield, and new commitments by insurance companies and pension funds. Fundamentals also favored the high-yield market as the economy remains healthy, the quality of new-issue supply was excellent, and default rates were historically low.

We believe the high-yield market remains fully valued. Yield spreads relative to ten-year Treasury notes are near historically tight levels. Using the Credit Suisse First Boston High Yield Index, the average spread for high-yield bonds compared to Treasury securities was 461 basis points (4.61%) for the period from January 1992 to December 1996. In other words, the yield on high-yield bonds was
4.61 percentage points higher than the yield on ten-year US Treasury notes. The index spread at May 31, 1997 was 334 basis points compared to 412 basis points at November 30, 1996. Thus, investors are now accepting a smaller incremental yield to compensate for the additional credit risk of high-yield bonds. Furthermore, spreads are compressing within the high-yield market as well. The spread between BB-rated and B-rated issues tightened to 151 basis points compared to a year-to-date May 31, 1997 mean of 161 basis points, and the divergence between strong and weak single-B spreads is narrowing.

Fund Performance
For the year ended May 31, 1997, total investment return on the Fund's Common Stock was +11.69%, based on a change in per share net asset value from $13.68 to $13.74, and assuming reinvestment of $1.459 per share income dividends. For the six months ended May 31, 1997, total investment return for the Fund was +5.47%. During the same period, the net annualized yield of the Fund's Common Stock was 10.46%. The Fund's performance was driven by both weakness in a few specific credits and our defensive market posture, which determined both our leverage strategy and our focus on low-volatility, low-yielding bonds. We disposed of those credits where we believe improved performance is unlikely and held our positions in others where we believe upside still exists.

Leverage Strategy
For the six months ended May 31, 1997, our leverage position was considerably lower than that of most other closed-end high-yield funds. The Fund was on average 10.8% leveraged over the six-month period. Thus, the Fund borrowed the equivalent of 10.8% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 1997, the Fund was 8.2% leveraged, having borrowed $28 million at a borrowing cost of 5.81%. Our leverage position reflects our caution on the direction of high-yield bond prices. At this time, our borrowings are primarily invested in cushion bonds that we believe have limited downside risk from adverse interest rate moves or from earnings disappointments. While such bonds generally have limited upside potential as well, we are able to enhance the yield of the portfolio somewhat by earning the modest spread between our borrowing cost and the yield on our investments. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy
In an investment environment in which risk premiums are small, we believe it is appropriate to maintain a defensive posture. We continue to emphasize shorter maturities and higher-quality issues, which we believe will be less sensitive to widening yield spreads.

Favorable financing rates and enhanced liquidity attracted increasing numbers of overseas issuers to the US high-yield market in recent years. Among these are US dollar-denominated bonds of issuers from Canada, Great Britain, Germany and Australia, as well as from emerging markets such as Mexico, Brazil and Argentina. To benefit from the increased international focus of the high-yield market, the Fund's Board of Directors agreed to lift limitations on investing in bonds of foreign issuers. At May 31, 1997, 27.6% of the Fund's portfolio was invested in bonds of overseas corporations, including 5% from European companies, 6% from Canadian issuers and 12% from issuers in Latin America. The concentration of the portfolio will remain in US high-yield issuers. However, we believe that Fund returns will be enhanced by increased flexibility to invest selectively in attractive foreign-issuer bonds denominated in US dollars.

Portfolio Characteristics
In the schedule of investments included in this report to shareholders, we reclassified several of the communications industry categories into more narrowly defined sectors that more closely reflect fundamental industry categories. Communications and media remain our largest broad industry category, totaling nearly 30% of total long-term investments. Of the narrowly classified sectors, the largest industries were: energy, 8.2%; utilities, 7.6%; paper & forest products, 6.9%; cable--international, 6.6%; and trans-portation services, 5.9%. During the six-month period ended May
31, 1997, the average portfolio maturity was 6 years, 2 months.

In Conclusion
We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President








(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager







(Elizabeth M. Phillips)
Elizabeth M. Phillips
Vice President and Portfolio Manager


June 30, 1997

As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.



SCHEDULE OF INVESTMENTS
                     S&P    Moody's   Face                                                                          Value
INDUSTRIES          Rating  Rating   Amount                 Corporate Bonds                            Cost       (Note 1a)
Aerospace &           B-     Ba    $1,850,000     L-3 Communications Corp., 10.375% due
Defense--1.3%                                     5/01/2007 (e)                                   $  1,850,000  $  1,942,500
                      B+     B1     2,250,000     Tracor, Inc., 8.50% due 3/01/2007                  2,241,045     2,238,750
                                                                                                  ------------  ------------
                                                                                                     4,091,045     4,181,250

Airlines--1.0%                                    USAir Inc.:
                      B+     B1     2,545,286      11.20% due 3/19/2005**                            2,239,851     2,647,403
                      B+     B1       500,000      10.375% due 3/01/2013                               477,500       532,500
                                                                                                  ------------  ------------
                                                                                                     2,717,351     3,179,903

Automotive--0.7%      B      B3     1,875,000     Collins & Aikman Corp., 11.50% due
                                                  4/15/2006                                          1,875,000     2,104,688

Broadcasting/ Radio   B-     B2     3,750,000     EZ Communications, Inc., 9.75% due
& Television--1.8%                                12/01/2005                                         3,796,875     3,881,250
                      B      B2     1,500,000     Sinclair Broadcast Group, Inc., 10% due
                                                  9/30/2005                                          1,483,125     1,563,750
                                                                                                  ------------  ------------
                                                                                                     5,280,000     5,445,000

Building              BB     B1     3,500,000     Building Materials Corporation of America,
Materials--1.7%                                   10.241%* due 7/01/2004                             2,962,036     3,145,625
                      BB     B1     1,875,000     CEMEX S.A. de C.V., 12.75% due 7/15/2006 (e)       1,875,000     2,158,594
                                                                                                  ------------  ------------
                                                                                                     4,837,036     5,304,219

Cable--3.6%           CCC+   Caa    7,463,099     American Telecasting, Inc., 13.651%* due
                                                  6/15/2004                                          5,774,780     2,369,534
                      B      B2     3,000,000     Intermedia Capital Partners LP, 11.25% due
                                                  8/01/2006                                          3,011,250     3,180,000
                      BB-    B2     3,750,000     Lenfest Communications, Inc., 10.50% due
                                                  6/15/2006                                          3,803,438     4,021,875
                      B-     B3     5,747,000     Wireless One Inc., 13.50%* due 8/01/2006 (d)       3,334,017     1,551,690
                                                                                                  ------------  ------------
                                                                                                    15,923,485    11,123,099

Cable--International  CCC+   Caa    6,922,000     Austrailis Media Ltd., 14.12%* due
--7.0%                                            5/15/2003 (c)                                      4,614,089     4,291,640
                      BB-    B2     1,500,000     Bell Cablemedia PLC, 9.898%* due 7/15/2004         1,295,878     1,338,750
                      B-     B3     2,625,000     Diamond Cable Communications Co., 10.772%*
                                                  due 12/15/2005                                     1,873,213     1,778,438
                                                  International Cabletel Inc.:
                      NR+++  NR+++  1,500,000      10% due 2/15/2007 (e)                             1,500,938     1,513,125
                      B      B3     3,500,000      Series B, 11.643%* due 2/01/2006                  2,300,877     2,375,625
                      BB-    B2     5,000,000     Rogers Communications Inc., 10.875% due
                                                  4/15/2004                                          5,015,625     5,231,250
                      B+     B3     6,160,000     Videotron Holdings PLC, 11.125%* due
                                                  7/01/2004                                          4,671,448     5,497,800
                                                                                                  ------------  ------------
                                                                                                    21,272,068    22,026,628

Computer Services/    BB-    Ba1    3,000,000     Advanced Micro Devices Inc., 11% due
Electronics--2.5%                                 8/01/2003                                          3,116,250     3,352,500
                      B-     B2     2,250,000     Amphenol Corporation, 9.875% due 5/15/2007         2,250,000     2,306,250
                      B      B2     2,000,000     Celestica International Inc., 10.50% due
                                                  12/31/2006                                         2,000,000     2,145,000
                                                                                                  ------------  ------------
                                                                                                     7,366,250     7,803,750

Conglomerates--                                   Sequa Corp.:
1.6%                  BB     B1     2,000,000      9.625% due 10/15/1999                             2,055,000     2,055,000
                      B+     B3     3,000,000      9.375% due 12/15/2003                             2,941,250     3,075,000
                                                                                                  ------------  ------------
                                                                                                     4,996,250     5,130,000

Consumer Products     NR+++  NR+++  3,825,000     Coleman Escrow Corp., 11.573%* due
--4.7%                                            5/15/2001 (e)                                      2,456,055     2,467,125
                      B      NR+++  2,750,000     Coleman Holdings, Inc., 11.596%* due
                                                  5/27/1998                                          2,483,696     2,543,750
                      B-     B2     4,459,000     Polymer Group Inc., 12.25% due 7/15/2002           4,501,813     4,899,326
                                                  Revlon Consumer Products Corp.:
                      B      B2     1,500,000      9.50% due 6/01/1999                               1,375,307     1,537,500
                      B      B2     1,500,000      9.375% due 4/01/2001                              1,366,793     1,541,250
                      B-     B2     1,501,000     Samsonite Corporation, 11.125% due 7/15/2005       1,451,280     1,673,615
                                                                                                  ------------  ------------
                                                                                                    13,634,944    14,662,566

Consumer Services--   B      B2     3,325,000     Affinity Group, Inc., 11.50% due 10/15/2003        3,340,625     3,532,813
1.1%

Diversified--1.4%     NR+++  B3     3,750,000     Crain Industries Inc., 13.50% due 8/15/2005        3,770,625     4,256,250

Energy--8.8%          B      B2     3,375,000     Benton Oil & Gas Co., 11.625% due 5/01/2003        3,375,000     3,661,875
                      B+     B1     4,275,000     Clark R&M Holdings, Inc., 10.536%* due
                                                  2/15/2000                                          3,232,669     3,238,313
                      B-     B1     3,250,000     KCS Energy Inc., 11% due 1/15/2003                 3,338,125     3,510,000
                      BBB-   Baa3   5,000,000     Oleoducto Centrale S.A., 9.35% due
                                                  9/01/2005 (e)                                      5,000,000     5,187,500
                      NR+++  NR+++  2,794,384   ++Transamerican Exploration, 14% due 9/19/1998       2,766,440     2,850,272
                      CCC+   Caa    3,000,000     Transamerican Refining Corporation, 16.50%
                                                  due 2/15/2002                                      3,005,455     3,352,500
                      BB-    B2     5,000,000     TransTexas Gas Corp., 11.50% due 6/15/2002         5,000,000     5,575,000
                                                                                                  ------------  ------------
                                                                                                    25,717,689    27,375,460

Financial Services    NR+++  Ba3    4,527,000     First Nationwide Holdings Inc., 10.625% due
--3.5%                                            10/01/2003                                         5,040,105     4,889,160
                      BB-    B1     5,000,000     Reliance Group Holdings Inc., 9.75% due
                                                  11/15/2003                                         5,008,750     5,225,000
                      BB-    NR+++    750,000     Veritas Holdings, 9.625% due 12/15/2003 (e)          756,563       768,750
                                                                                                  ------------  ------------
                                                                                                    10,805,418    10,882,910

Food & Beverage--     B      B3     2,500,000     Curtice-Burns Foods, Inc., 12.25% due
3.2%                                              2/01/2005                                          2,500,000     2,712,500
                      CCC+   Caa    5,000,000     Fresh Del Monte Produce, 10% due 5/01/2003         4,801,875     5,100,000
                      B-     B3     2,250,000     Windy Hill Pet Food Co., 9.75% due
                                                  5/15/2007 (e)                                      2,250,000     2,266,875
                                                                                                  ------------  ------------
                                                                                                     9,551,875    10,079,375

Gaming--4.6%          B+     B2     6,000,000     Greate Bay Property Funding Corp., 10.875%
                                                  due 1/15/2004                                      5,930,000     5,310,000
                      D      Caa    5,000,000     Harrah's Jazz Company, 14.25% due
                                                  11/15/2001 (b)                                     5,000,000     2,375,000
                      BB-    B1     5,000,000     Trump Atlantic City, 11.25% due 5/01/2006          5,000,000     4,900,000
                      NR+++  Caa    2,250,000     Trump's Castle Funding, Inc., 11.75% due
                                                  11/15/2003                                         2,095,311     1,923,750
                                                                                                  ------------  ------------
                                                                                                    18,025,311    14,508,750

Health Services--     B      B3     3,000,000     Imed Corp., 9.75% due 12/01/2006 (e)               3,022,500     3,060,000
2.0%                  B+     B2     3,000,000     Quest Diagnostic Inc., 10.75% due 12/15/2006       3,000,000     3,195,000
                                                                                                  ------------  ------------
                                                                                                     6,022,500     6,255,000

Independent Power     BB-    Ba3    1,500,000     AES China Generating Co., Ltd. (Class A),
Producers--2.9%                                   10.125% due 12/15/2006                             1,498,560     1,552,500
                      BB     Ba2      625,000     California Energy Company, Inc., 9.875% due
                                                  6/30/2003                                            625,000       667,188
                      NR+++  NR+++  6,500,000     Consolidated Hydro Inc., 12%* due 7/15/2003
                                                  (b)                                                5,578,933     2,990,000
                      BB-    Ba3    3,680,343     Midland Cogeneration Venture Limited
                                                  Partnership, 10.33%                                3,606,736     3,937,967
                                                  due 7/23/2002**                                 ------------  ------------
                                                                                                    11,309,229     9,147,655

SCHEDULE OF INVESTMENTS (continued)
                     S&P    Moody's   Face                                                                          Value
INDUSTRIES          Rating  Rating   Amount                 Corporate Bonds                            Cost       (Note 1a)
Media &               B+     B2    $3,750,000     Call-Net Enterprises Inc., 10.927%* due
Communications--                                  12/01/2004                                      $  3,058,978  $  3,201,562
International--       NR+++  NR+++  2,500,000     Comtel Brasileira Ltd., 10.75% due 9/26/2004
5.8%                                              (e)                                                2,500,000     2,656,250
                      B+     B2     2,250,000     Globo Communicacoes Participacoes, Ltd.,
                                                  10.50% due 12/20/2006 (e)                          2,244,428     2,337,187
                      BB     Ba3    3,750,000     Grupo Televisa S.A., 11.375% due 5/15/2003         3,750,000     4,096,875
                      BB-    B1     5,000,000     Telefonica de Argentina S.A., 11.875% due
                                                  11/01/2004                                         4,900,400     5,912,500
                                                                                                  ------------  ------------
                                                                                                    16,453,806    18,204,374

Metals & Mining--     B-     B2     4,200,000     Kaiser Aluminum & Chemical Corp., 12.75%
4.8%                                              due 2/01/2003                                      4,389,000     4,599,000
                      B-     B3     8,000,000     Maxxam Group, Inc., 12.25%* due 8/01/2003          6,962,350     7,340,000
                      B      B3     3,000,000     Westmin Resources Ltd., 11% due 3/15/2007          3,000,000     3,112,500
                                                                                                  ------------  ------------
                                                                                                    14,351,350    15,051,500

Packaging--1.2%       B+     Ba3    3,750,000     Vicap S.A., 11.375% due 5/15/2007 (e)              3,730,125     3,900,000

Paper & Forest        B+     B1     4,000,000     Container Corporation of America, 9.75%
Products--7.3%                                    due 4/01/2003                                      4,080,000     4,190,000
                      BB-    Ba3    4,625,000     Doman Industries Ltd., 8.75% due 3/15/2004         4,264,062     4,382,187
                      BB-    Ba3    1,875,000     Malette Inc., 12.25% due 7/15/2004                 2,085,937     2,062,500
                                                  Repap New Brunswick, Inc.:
                      BB-    B1     2,000,000      9.875% due 7/15/2000                              2,000,000     1,990,000
                      B+     B3     1,500,000      10.625% due 4/15/2005                             1,421,250     1,402,500
                      BB-    B2     3,000,000     Repap Wisconsin Finance, Inc., 9.25% due
                                                  2/01/2002                                          2,638,750     3,000,000
                      B      B2     1,500,000     Riverwood International Corp., 10.25% due
                                                  4/01/2006                                          1,451,250     1,488,750
                      B+     B1     4,000,000     S.D. Warren Co., 12% due 12/15/2004                4,000,000     4,460,000
                                                                                                  ------------  ------------
                                                                                                    21,941,249    22,975,937

Publishing &                                      Hollinger International, Inc.:
Printing--1.7%        BB+    Ba3    1,500,000      8.625% due 3/15/2005                              1,492,500     1,507,500
                      BB-    B1     1,500,000      9.25% due 3/15/2007                               1,490,370     1,518,750
                      B      B3     2,250,000     MDC Communications Corp., 10.50% due
                                                  12/01/2006                                         2,250,000     2,379,375
                                                                                                  ------------  ------------
                                                                                                     5,232,870     5,405,625

Real Estate--1.5%     NR+++  NR+++  6,975,000     Rockefeller Center Properties, Inc.
                                                  (Convertible), 11.075%* due 12/31/2000             4,770,451     4,586,062

Specialty Retailing   B-     B3     4,000,000     Specialty Retailers, Inc., 11% due 8/15/2003       4,000,000     4,375,000
--1.4%

Telephone/            NR+++  NR+++  2,000,000     Brooks Fiber Properties Inc., 10.546%* due
Competitive Local                                 11/01/2006                                         1,335,627     1,290,000
Exchange Carriers--   NR+++  NR+++  3,750,000     Nextlink Communications Inc., 12.50% due
2.5%                                              4/15/2006                                          3,750,000     3,960,937
                      B      B1     2,250,000     Teleport Communications Group Inc., 9.875%
                                                  due 7/01/2006                                      2,374,875     2,385,000
                                                                                                  ------------  ------------
                                                                                                     7,460,502     7,635,937

Transportation        BB-    Ba2    4,000,000     Eletson Holdings, Inc., 9.25% due 11/15/2003       4,013,750     3,950,000
Services--6.3%        BB-    B1     3,750,000     Sea Containers Ltd., 12.50% due 12/01/2004         4,106,250     4,162,500
                      B-     B3     4,250,000     Transtar Holdings L.P., 12.625%* due
                                                  12/15/2003                                         3,145,927     3,548,750
                      B      B2     5,250,000     Trism Inc., 10.75% due 12/15/2000                  5,000,625     4,830,000
                      BB     Ba2    3,150,000     Viking Star Shipping Co., Inc., 9.625% due
                                                  7/15/2003                                          2,919,500     3,244,500
                                                                                                  ------------  ------------
                                                                                                    19,186,052    19,735,750

Utilities--8.1%       B+     B1     2,954,000     Beaver Valley Funding Corp., 9% due
                                                  6/01/2017                                          2,281,160     3,001,589
                                                  CTC Mansfield Funding Corp.:
                      B+     Ba3    1,972,000      10.25% due 3/30/2003                              1,829,655     1,975,096
                      B+     Ba3    3,000,000      11.125% due 9/30/2016                             3,213,750     3,197,310
                      B      Ba3    3,029,000     First PV Funding Corp., 10.30% due 1/15/2014       3,224,032     3,249,208
                      BB-    B1     4,000,000     Metrogas S.A., 12% due 8/15/2000                   3,997,500     4,411,600
                      B+     B1     4,000,000     Texas-New Mexico Power Co., 10.75% due
                                                  9/15/2003                                          4,085,000     4,320,000
                      NR+++  NR+++  5,106,532   ++Tucson Electric & Power Co., 10.21% due
                                                  1/01/2009**                                        4,798,574     5,037,849
                                                                                                  ------------  ------------
                                                                                                    23,429,671    25,192,652

Waste Management--    D      Ca     4,000,000     Mid-American Waste Systems, Inc., 12.25%
0.6%                                              due 2/15/2003 (b)                                  4,000,000     2,010,000

Wireless              CCC-   B3     3,000,000     Cencall Communications Corp., 13.935%* due
Communications--                                  1/15/2004                                          2,074,301     2,310,000
Domestic Paging       B-     B3     3,850,000     Nextel Communications Inc., 13.675%* due
& Cellular--2.6%                                  8/15/2004                                          2,607,374     2,926,000
                      B-     B3     3,000,000     Western Wireless Corp., 10.50% due 2/01/2007       2,987,813     3,022,500
                                                                                                  ------------  ------------
                                                                                                     7,669,488     8,258,500

Wireless              CCC+   B3     6,750,000     Cellular Communications, Inc., 11.89%* due
Communications--                                  8/15/2000                                          4,641,990     4,927,500
International         B+     B3     6,208,000     Comunicacion Celular, 13.154%* due 11/15/2003      3,983,976     4,485,280
Paging &              B-     B3     4,500,000     Millicom International Cellular S.A., 13.803%*
Cellular--4.1%                                    due 6/01/2006                                      2,617,781     3,296,250
                                                                                                  ------------  ------------
                                                                                                    11,243,747    12,709,030

                                                  Total Investments in Corporate Bonds--101.3%     314,006,012   317,039,683


                                    Shares Held                 Common Stocks

Entertainment--0.6%                   191,749     On Command Corp. (b)                               5,573,706     1,893,521

Supermarkets--0.1%                     70,697     Grand Union Co. (b)                                4,152,500       145,813

                                                  Total Investments in Common Stocks--0.7%           9,726,206     2,039,334


                                                         Preferred Stocks & Warrants

Broadcasting/Radio                      4,018     Paxson Communications Corp. (Convertible) (e)      3,735,014     3,957,730
& Television--1.3%

Cable--0.0%                            45,725     American Telecasting, Inc. (Warrants) (a)                  0        18,290

Energy--0.0%                           16,835     Transamerican Refining Corporation
                                                  (Warrants) (a)                                        40,388        75,757

Entertainment--1.8%                    61,014     On Command Corp. (Series B) (Warrants) (a)           488,120       213,549
                                        4,794     Time Warner Inc. (Series M)                        5,254,615     5,285,385
                                                                                                  ------------  ------------
                                                                                                     5,742,735     5,498,934


SCHEDULE OF INVESTMENTS (concluded)
                                       Shares                                                                       Value
INDUSTRIES                              Held             Preferred Stocks & Warrants                   Cost       (Note 1a)
Publishing &                           95,665     K-III Communications Corp.                      $  2,606,871  $  2,559,039
Printing--0.8%

Telephone/                                150     Intermedia Communications Inc. (Convertible)
Competitive                                       (b)(e)                                             1,500,000     1,560,000
Local Exchange
Carriers--0.5%

Wireless                                3,750     Cellular Communications International Inc.
Communications--                                  (Warrants) (a)                                        90,489        56,250
International Paging                    6,208     Comunicacion Celular (Warrants) (a)(e)                 6,782        45,008
& Cellular--0.0%                                                                                  ------------  ------------
                                                                                                        97,271       101,258

                                                  Total Investments in Preferred Stocks &
                                                  Warrants--4.4%                                    13,722,279    13,771,008


                                       Face
                                      Amount                 Short-Term Securities


Commercial                           $305,000     General Motors Acceptance Corp., 5.62%
Paper***--0.1%                                    due 6/02/1997                                        305,000       305,000


                                                  Total Investments in Short-Term
                                                  Securities--0.1%                                     305,000       305,000

                                                  Total Investments--106.5%                       $337,759,497   333,155,025
                                                                                                  ============
                                                  Liabilities in Excess of Other Assets--(6.5%)                  (20,245,768)
                                                                                                                ------------
                                                  Net Assets--100.0%                                            $312,909,257
                                                                                                                ============

                     *Represents a zero coupon or step bond; the interest rate
                      shown is the effective yield at the time of purchase by the Fund.
                    **Subject to principal paydowns.
                   ***Commercial Paper is traded on a discount basis; the
                      interest rate shown is the discount rate paid at the time of purchase by the Fund.
                   +++Not Rated.
                   (a)Warrants entitle the Fund to purchase a predetermined
                      number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
                   (b)Non-income producing security.
                   (c)Each $1,000 face amount contains one warrant of Australis
                      Media Ltd.
                   (d)Each $1,000 face amount contains one warrant of Wireless
                      One Inc.
                   (e)The security may be offered and sold to "qualified
                      institutional buyers" under Rule 144A of the Securities
                      Act of 1933.
                    ++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $7,888,000, representing 2.5% of net assets.

                                                                            Acquisition                       Value
                      Issue                                                    Date(s)         Cost         (Note 1a)
                      Transamerican Exploration, 14% due 9/19/1998           9/17/1996-
                                                                             5/30/1997     $ 2,766,440     $ 2,850,272
                      Tucson Electric & Power Co., 10.21% due 1/01/2009      6/25/1993-
                                                                             7/28/1993       4,798,574       5,037,849
                                                                                           -----------     -----------
                      Total                                                                $ 7,565,014     $ 7,888,121
                                                                                           ===========     ===========

                      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                      See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$337,759,497) (Note 1a)                         $333,155,025
                    Receivables:
                      Interest                                                             $  6,890,636
                      Securities sold                                                         1,522,500
                      Principal paydowns                                                      1,205,616        9,618,752
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      18,271
                    Prepaid expenses and other assets                                                             65,972
                                                                                                            ------------
                    Total assets                                                                             342,858,020
                                                                                                            ------------

Liabilities:        Loans (Note 5)                                                                            28,000,000
                    Payables:
                      Custodian bank (Note 1g)                                                1,521,624
                      Interest on loans (Note 5)                                                215,142
                      Investment adviser (Note 2)                                               143,942        1,880,708
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        68,055
                                                                                                            ------------
                    Total liabilities                                                                         29,948,763
                                                                                                            ------------

Net Assets:         Net assets                                                                              $312,909,257
                                                                                                            ============

Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized                             $  2,277,460
                    Paid-in capital in excess of par                                                         318,320,998
                    Undistributed investment income--net                                                       3,569,440
                    Accumulated realized capital losses on investments--net (Note 6)                          (6,654,169)
                    Unrealized depreciation on investments--net                                               (4,604,472)
                                                                                                            ------------
                    Total--Equivalent to $13.74 per share based on 22,774,599 shares
                    of capital stock outstanding (market price $14.125)                                     $312,909,257
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 1997
Investment Income   Interest and discount earned                                                            $ 35,724,131
(Note 1d):          Dividends                                                                                    430,416
                    Other                                                                                        305,575
                                                                                                            ------------
                    Total income                                                                              36,460,122
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                                             2,089,500
                    Investment advisory fees (Note 2)                                                          1,701,993
                    Borrowing costs (Note 5)                                                                     176,840
                    Professional fees                                                                             72,497
                    Transfer agent fees                                                                           66,981
                    Accounting services (Note 2)                                                                  58,073
                    Printing and shareholder reports                                                              46,093
                    Directors' fees and expenses                                                                  40,137
                    Custodian fees                                                                                25,325
                    Amortization of organization expenses (Note 1e)                                               17,188
                    Pricing services                                                                               7,547
                    Listing fees                                                                                     125
                    Other                                                                                         41,388
                                                                                                            ------------
                    Total expenses                                                                             4,343,687
                                                                                                            ------------
                    Investment income--net                                                                    32,116,435
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (223,424)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      2,092,741
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 33,985,752
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                 $ 32,116,435     $ 31,817,802
                    Realized gain (loss) on investments--net                                   (223,424)       3,786,936
                    Change in unrealized depreciation on investments--net                     2,092,741        3,322,391
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     33,985,752       38,927,129
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                  (32,632,299)     (31,825,075)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (32,632,299)     (31,825,075)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                10,651,397        6,516,883
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock transactions       10,651,397        6,516,883
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             12,004,850       13,618,937
                    Beginning of year                                                       300,904,407      287,285,470
                                                                                           ------------     ------------
                    End of year*                                                           $312,909,257     $300,904,407
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  3,569,440     $  2,782,777
                                                                                           ============     ============

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Year Ended May 31, 1997
Cash Provided       Net increase in net assets resulting from operations                                    $ 33,985,752
by Operating        Adjustments to reconcile net increase (decrease) in net assets
Activities:         resulting from operations to net cash provided by
                    operating activities:
                      Decrease in receivables                                                                    978,899
                      Increase in other assets                                                                   (13,130)
                      Increase in other liabilities                                                            1,147,159
                      Realized and unrealized gain on investments--net                                        (1,869,317)
                      Amortization of discount                                                                (9,814,114)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 24,415,249
                                                                                                            ------------

Cash Provided       Proceeds from sales of long-term investments                                             201,520,658
Investing by        Purchases of long-term investments                                                      (177,788,008)
Activities:         Purchases of short-term investments                                                     (232,104,564)
                    Proceeds from sales and maturities of short-term investments                             232,847,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 24,475,086
                                                                                                            ------------

Cash Used for       Cash receipts from borrowings                                                            127,450,000
Financing           Cash payments on borrowings                                                             (153,450,000)
Activities:         Dividends paid to shareholders                                                           (22,890,345)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (48,890,345)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                             (10)
                    Cash at beginning of year                                                                         10
                                                                                                            ------------
                    Cash at end of year                                                                     $          0
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  2,332,234
Information:                                                                                                ============

Non-Cash            Reinvestment of dividends paid to shareholders                                          $ 10,651,397
Financing                                                                                                   ============
Activities:

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                 For the
                    The following per share data and ratios have been                                            Period
                    derived from information provided in the financial                                           June 25,
                    statements.                                                                                 1993++ to
                                                                                 For the Year Ended May 31,       May 31,
                    Increase (Decrease) in Net Asset Value:                   1997++++   1996++++    1995++++      1994
Per Share           Net asset value, beginning of period                      $  13.68   $  13.35    $  13.21   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.44       1.46        1.62       1.30
                    Realized and unrealized gain (loss) on investments
                    --net                                                          .08        .33         .14      (1.10)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.52       1.79        1.76        .20
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                   (1.46)     (1.46)      (1.62)     (1.17)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.74   $  13.68    $  13.35   $  13.21
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 14.125   $ 13.375    $ 13.625   $ 13.875
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             17.44%      9.35%      11.67%       .36%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          11.69%     14.15%      14.92%      1.08%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, excluding interest expense                          .66%       .70%        .69%       .68%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.27%      1.62%       2.53%      1.76%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       9.43%      9.20%       9.03%      7.55%*
                                                                              ========   ========    ========   ========

Leverage:           Amount of borrowings (in thousands)                       $ 28,000   $ 54,000    $ 46,000   $124,000
                                                                              ========   ========    ========   ========
                    Average amount of borrowings outstanding during the
                    period (in thousands)                                     $ 36,667   $ 49,424    $107,934   $ 98,601
                                                                              ========   ========    ========   ========
                    Average amount of borrowings outstanding per share
                    during the period                                         $   1.64   $   2.27    $   5.13   $   4.78
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $312,909   $300,904    $287,285   $272,737
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          52.91%     65.68%      45.73%     45.82%
                                                                              ========   ========    ========   ========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is sub-sequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate swap transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization ex-penses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian Bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,302,527 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended May 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $4,504 for providing security price quotations to compute the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS (concluded)


Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1997 were $177,788,008 and $201,884,520, respectively.

Net realized and unrealized losses as of May 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $   (223,424)  $ (4,604,472)
                                 ------------   ------------
Total                            $   (223,424)  $ (4,604,472)
                                 ============   ============


As of May 31, 1997, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $5,371,042, of which $17,262,574 related to appreciated securities and $22,633,616 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $338,526,067.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. For the year ended May 31, 1997, shares issued and outstanding increased by 778,495 to 22,774,599 as a result of dividend reinvestment. At May 31, 1997, total paid-in capital amounted to $320,598,458.

5. Short-Term Borrowings:
On August 13, 1996, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLPF&S.
The agreement is a $130,000,000 credit facility bearing interest at the Federal Funds rate plus .25% and/or LIBOR plus .25%. For the year ended May 31, 1997, the maximum amount borrowed was $58,400,000, the average amount borrowed was approximately $36,667,000 and the daily weighted average interest rate was 5.70%. For the year ended May 31, 1997, facility and commitment fees aggregated approximately $176,840.

6. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $6,234,000, of which $4,105,000 expires in 2003, $1,820,000 expires in 2004 and $309,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On June 9, 1997 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.109189 per share, payable on June 30, 1997 to shareholders of record as of June 19, 1997.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 1997, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended and the period June 25, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 1997, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 1, 1997
</AUDIT-REPORT>



PORTFOLIO INFORMATION (unaudited)
                                                                                                            Percent of Total
                                                                                                            Long-Term Assets
Ten Largest            Maxxam Group, Inc.      Maxxam is a holding company whose affiliate, Kaiser Aluminum is
Holdings               12.25%    8/01/2003     a leading producer of aluminum. Kaiser's common stock secures these bonds. Through subsidiaries, Pacific Lumber and Britt
                                               Lumber, Maxxam is the largest producer of premium-grade redwood
                                               lumber in the world.                                                      2.2%

                       Telefonica de           Telefonica de Argentina provides monopoly telephone service to
                       Argentina S.A.          the southern half of Argentina, including about half the Buenos
                       11.875%   11/01/2004    Aires metropolitan area where nearly one third of Argentina's
                                               population is located.                                                    1.8

                       TransTexas Gas Corp.    TransTexas is an independent exploration and production company
                       11.50%    6/15/2002     with operations primarily in the Lower Wilcox Lobo Trend in south
                                               Texas. The company also owns a pipeline and gathering system and
                                               a drilling services operation.                                            1.7

                       Videotron Holdings      Videotron is a start-up cable TV/telephone company operating
                       PLC                     primarily in London. The company is owned by a partnership between
                       11.125%   7/01/2004     Bell Cablemedia and Cable and Wireless PLC.                               1.6

                       Greate Bay Property     Greate Bay Property Funding finances the Sands Casino in Atlantic
                       Funding Corp.           City which is the ultimate security for these first mortgage bonds.
                       10.875%   1/15/2004                                                                               1.6

                       Time Warner Inc.        Time Warner is a media and entertainment company covering
                       Preferred Stock,        entertainment, cable networks, publishing and cable operations.
                       Series K                The company has interests in movie and television production, recorded music, music publishing, cable-TV programming, magazine
                                               and book publishing and cable-TV service.                                 1.6

                       Nextel Communications,  Nextel is building a network to provide digital wireless
                       Inc.                    communications services that ultimately will have a nationwide
                       13.675%   8/15/2004     footprint. The company currently has service in over 225 cities
                       13.935%   1/15/2004     and expects service to cover 85% of the US population by the end of 1998. The company has over 423,000 subscribers currently. Cencall
                                               Communications Corp. is part of Nextel Communications, Inc.               1.6

                       Rogers Communications   Rogers is a diversified public Canadian communications and media
                       Inc.                    company. Wholly-owned subsidiaries provide cable television services
                       10.875%   4/15/2004     in Ontario and British Columbia, operate radio and TV stations and video stores, and publish magazines and periodicals; 80% owned
                                               Rogers Cantel Mobile Communications provides cellular and other
                                               wireless communications services.                                         1.6

                       Reliance Group          Reliance owns property/casualty insurance and title insurance
                       Holdings Inc.           companies. The companies underwrite a broad range of standard
                       9.75%     11/15/2003    commercial and specialty commercial lines of property
                                               and casualty insurance, as well as title insurance.                       1.5

                       Oleoducto Centrale      Oleoducto Centrale ("Ocensa") was formed to own and operate the
                       S.A.                    Oleoducto Central pipeline in Columbia that connects the large
                       9.35%     9/01/2005     Cusiana and Cupiagua oil fields to a port on the Caribbean coast. The pipeline is under construction, with completion expected in late 1997. Ocensa is owned by Ecopetrol, the Colombian state oil company, and by subsidiaries of British Petroleum, Total, Triton
                                               Energy, and Trans Canada Pipelines.                                       1.5





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